Exhibit 99.1

AS AMENDED DECEMBER 13, 2005

MERCANTILE BANKSHARES CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

A.            INTRODUCTION

Mercantile Bankshares Corporation (Mercantile) and all of its subsidiaries and affiliates (collectively, the “Company”) have many important assets, but the most valuable is our established and unquestioned reputation for integrity. As professionals, we are judged by our conduct and we must act in a manner that merits the trust and confidence of our customers and the public in general. Because of the nature of the banking business, many people hold us to a higher standard than the general business world. Mercantile has adopted this Code of Business Conduct and Ethics to help ensure that it retains its integrity and merits trust and confidence.

1.             Who is Responsible? All directors, officers and employees of the Company are responsible to become familiar with, follow and promote compliance with this Code. You shall comply with the spirit of these guidelines and not attempt to achieve indirectly, through the use of agents or other intermediaries, what is forbidden directly. The Nominating and Corporate Governance Committee of Mercantile’s Board of Directors periodically reviews this Code. The Audit Committee of Mercantile’s Board of Directors is charged with administering the Code and enforcing its provisions.

2.             Guidance for Using This Code. The Code is a general outline of the standards by which all directors, officers and employees of the Company (including Mercantile’s Chief Executive Officer, Chief Financial Officer and its other executive officers) should conduct themselves. The Code is not intended to cover every applicable law or provide answers to all questions that might arise. It is a part of the overall policies and procedures governing all of us at the Company, which include other codes of ethics which may be applicable to you as part of an individual affiliate, subsidiary, division or business unit. You should read this Code carefully, and if you have any questions (including questions with regard to any overlap between this Code and any other code, policy or procedure) they should be directed to your Director of Human Resources or Mercantile’s General Counsel.

The Code is not intended to and does not in any way create or imply an employment contract or assurance of continued employment.

In most situations, our personal values and integrity will guide us to the right decision. However, we must always keep in mind how our actions affect the credibility of our institution as a whole, and for this reason, our business ethics must reflect the highest values and standards of conduct outlined in this Code. We encourage each employee to ask questions, seek guidance and express any concerns they may have. When in doubt, directors, officers and employees should ask themselves the following questions:

•              Is my action legal? If legal, is it also ethical?

•              Are my actions honest in every respect?

•              Would I be proud to read about my action in the newspaper?

•              Can I defend my action with a clear conscience?

•              Would it be helpful to ask for guidance before taking any action?

If your answers to these questions are troubling in any respect, it may be that whatever you are considering is not the correct or appropriate course of action. Call your Director of Human Resources or Mercantile’s General Counsel with any questions.

B.            CONFLICTS OF INTEREST

You have a duty of loyalty to the Company and must therefore avoid any actual or apparent conflict of interest with the Company and the interests of its stockholders and customers. A conflict situation can arise if you have a personal financial or other interest that may make it difficult to perform your duties objectively and effectively. Conflicts of interest may also arise if you or a family member or another organization in which you have an interest receives a personal benefit as a result of your position with the Company.

1.             Corporate Opportunities. You may not (a) take for yourself personally opportunities that are discovered through the use of the Company’s property, information or your position (whether such opportunities belong to the Company or to any of its clients or customers); (b) use the Company’s property, information or position for personal gain;  or (c) use the property, information or position of a client of the Company for personal gain. In addition, employees may not receive a direct or indirect personal benefit from activities that compete directly with the Company.

You owe a duty to the Company to advance the Company’s business interests when the opportunity to do so arises. Without prior approval, employees are not permitted to participate with customers or suppliers in business ventures, or serve or act as a director, agent, broker or representative of any for-profit company or organization. Call your Director of Human Resources or Mercantile’s General Counsel to inquire about obtaining this approval.

In discharging his or her responsibilities as a director, Mercantile requires that each Director shall: (1) disclose to the Board any potential (actual or apparent) conflicts of interest he or she may have with respect to any matter under discussion and, if appropriate, refrain from participating in the consideration of the matter and/or voting on such a matter; (2) not serve as a director, officer or employee of any entity which is in direct competition with Mercantile; and (3) not misappropriate any opportunity or asset belonging to Mercantile (or any Mercantile client or customer) for his or her direct or indirect benefit.

2.             Gifts or Bequests. Federal law makes it a criminal offense for you (1) to solicit for yourself or for a third party (other than the Company) anything of value from anyone in return for any business, service or confidential information about the Company or (2) to accept anything of value (other than authorized compensation) from anyone in connection with the business of the Company, either before or after a transaction is discussed or consummated. Any gift or gratuity from present or former customers, suppliers or stockholders should be declined to avoid any appearance of impropriety or undue influence, with the following exceptions:

•              ordinary business meals;

•              modest holiday gifts;

•              occasional tickets to athletic and cultural events

•              gifts based upon a family relationship or close personal relationship pre-dating your involvement with the Company;

•              acceptance of loans from other banks or financial institutions on terms generally available to the public at large; or

•              acceptance of discounts or rebates on merchandise or services on terms generally available to the public at large or on terms generally available to Company employees.

These permissible gifts or gratuities should only be accepted when it is clear the donor is not trying to exert any influence over you in connection with a transaction involving the Company, and the gift or gratuity is unsolicited. Generally, a gift or gratuity (or an aggregate of several gifts or gratuities over a period of one year from any one customer, supplier or stockholder) having a value greater than $250 should be rejected. Any offer or receipt of a gift, discount or rebate (or an aggregate of several of the same over a period of one year from any one customer, supplier or stockholder) of more than $250 should be promptly reported in writing to your Director of Human Resources, who shall then notify Mercantile’s General Counsel. The General Counsel shall have the authority to approve permissible gifts or gratuities in excess of $250 in his or her discretion, provided a determination is made that the acceptance of such gift does not violate any applicable law, that the donor is not trying to exert any influence over you in connection with a transaction involving the Company, and that the gift or gratuity is unsolicited

If you become aware that you are a beneficiary of a gift or bequest under a will or trust agreement of a customer or former customer, supplier or stockholder (other than someone related by blood or marriage), you should promptly report it to your Director of Human Resources. Depending on the circumstances, you may be required to take all reasonable steps to have the will or trust instrument amended to remove yourself as a beneficiary. In certain circumstances, if you are not removed as a beneficiary you may be terminated in order to avoid the perception of a conflict of interest or improper influence. Likewise, you may not accept a bequest or devise from a customer or former customer, supplier or stockholder without prior approval of Mercantile’s General Counsel.

3.             Investments. Employees and officers should avoid any investment in the business of a customer, supplier or competitor unless the security is publicly traded on a national exchange and there is no possibility for a conflict of interest.

You should make personal investments with prudence and avoid situations that might influence one’s business judgment or advice. In no event should you use confidential or proprietary information or work-product developed or acquired during the course of your employment as a means of making any personal gain.

4.             Employment. For our full-time employees, outside employment is discouraged and the Company reserves the right to prohibit full or part-time employees from engaging in full or part-time outside employment where it might subject the Company to criticism or might interfere with your employment at the Company.  You must notify your Director of Human Resources of any outside employment that you currently have or desire to accept while employed by the Company on a full or part-time basis. After notification, your Director of Human Resources will advise you if there is a potential problem.

5.             Recommendation of Professionals or Products. When a recommendation is requested from you by customers or business partners of the Company for their own use or by other employees, officers or directors of the Company for use by the Company regarding professional services such as accountants, attorneys, investment bankers, realtors or insurance agents or regarding products to be leased or purchased, you should not recommend any specific professional, supplier or product unless in every case:

•              you are familiar with the work and competence of all of the professionals you name and are satisfied that they are competent and ethical;

•              you are familiar and satisfied with the quality of all the products and services you name; and

•              you believe your recommendation will reflect positively upon the Company.

You should avoid recommending a professional, supplier or product if you or a family member receives personal benefits as a result of your recommendation. You should disclose any such relationships to the party requesting the recommendation and report any possible personal benefits that you or a family member may receive as a result of your recommendation to your Director of Human Resources.

6.             Other Activities. Without prior approval, employees and officers may not act (other than in their capacity as an authorized representative of the company) as:

•              agent, deputy or in any signing capacity on any account of another (except for members of your family or a civic or charitable association of which you are a member); or

•              a fiduciary under a will or trust agreement of another not related by blood or marriage.

Call your Director of Human Resources to inquire about obtaining this approval.

C.            BUSINESS CONDUCT

1.             Compliance With Laws, Rules, Regulations. You must conduct yourself at the Company and all of its functions or when acting on its behalf in a manner which is in full compliance with all applicable laws, rules and regulations, as well as with all of the Company other policies and procedures. Activity or behavior which would be criminally or civilly actionable is deemed not to be in compliance. Mercantile’s Legal Department should be consulted if there are any questions. In no case shall an employee, officer or director use illegal (theft, bribery, misrepresentation, securities fraud, or espionage) or unethical means or methods when acting on behalf of the Company.

2.             Company Reporting. It is of critical importance that the Company’s filings with the Securities and Exchange Commission, banking regulators and other regulatory agencies and authorities as well as its other public communications be full, fair, accurate, timely and understandable. Mercantile has created a Disclosure Committee and adopted Disclosure Committee Guidelines to govern these filings and disclosures. Depending on your position with the Company, you may be called upon to provide information to assure that Mercantile’s filings and public reports meet these standards. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt, accurate answers to inquiries from the Disclosure Committee related to Mercantile’s filing and public disclosure requirements.

3.             Books and Records. The Company’s books, records and accounts shall accurately and fairly reflect the transactions of the Company in reasonable detail and in accordance with the Company’s accounting practices and policies.

For example:

a.             No false or deliberately inaccurate entries (such as over-billing) shall be made for any reason. Discounts, rebates, credits and allowances do not constitute over-billing when lawfully granted; the reasons for the grant should be documented in writing in the Company records, including the party requesting the treatment.

b.             No payment shall be made with the intention or understanding that all or any part of it is to be used for any purpose other than that described by the documents supporting the payment.

c.             No undisclosed or unrecorded funds or assets shall be established for any purpose unless permitted by applicable laws, rules and regulations and applicable accounting guidelines.

d.             No false or misleading statements, written or oral, shall be made to any internal or external accountant, auditor, attorney or other representative with respect to preparation of the Company financial statements or documents to be filed with the Securities and Exchange Commission, banking regulators or other governmental authorities or regulatory bodies.

4.             Duty to Report Questionable Accounting or Auditing Matters.  Mercantile’s Audit Committee has adopted policies and procedures for reporting to the Company any questionable situation regarding our accounting, internal accounting controls or audit matters through a toll-free hotline.  Such matters shall be treated as confidential, if possible.

5.             Questionable or Improper Payments. The use of any funds or assets of the Company for any unlawful or improper gifts, payments to customers, government employees or other third parties is strictly prohibited.

Certain statutes and regulations applicable to our business prohibit certain persons and/or firms from offering money or “anything of value” to certain government officials or officials of certain specified entities (such as pension funds) for the purpose of influencing such official. The consequences of violating such statutes can be severe, including possible civil and criminal penalties for both the Company and individuals. In the United States, nothing of value (for example, gifts or entertainment) may be provided to government personnel unless clearly permitted by law and any applicable regulation.

While these statutes are generally used to prosecute blatantly illegal bribes, kickbacks or any other forms of improper payoff, they can and have been interpreted broadly by various enforcement agencies. It is therefore our policy that no payment from the Company ‘s funds or assets shall be made to or for the benefit of a representative of any domestic or foreign government (or subdivision thereof), labor union, pension fund or any current or prospective supplier for the purpose of improperly obtaining a desired action, or any sale, purchase, contract or other commercial benefit. This prohibition applies to direct or indirect payments made through third parties and employees as well.

Commercial business entertainment which is reasonable in nature, frequency and cost is permitted. Reasonable business entertainment would cover for example, a lunch, dinner, or occasional athletic or cultural event, or gifts of nominal value (approximately $150 or less). If you have any questions as to whether any proposed or contemplated business entertainment activity meets this standard, please contact Mercantile’s Legal Department.

6.             Competition. We have a history of succeeding through honest competition.  We seek competitive advantages through superior performance, not through illegal business practices.  All employees should endeavor to respect the rights of and deal fairly with the Company customers, vendors, competitors and employees.  No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any unfair-dealing process.

Care must be taken in business activities involving any competitor. In dealing with other banking institutions and lenders, discussions should always be limited to the situation involved.  There are strict legal prohibitions on competitors making agreements regarding pricing and allocation of markets, among other things.  Because of the sensitivity of these legal matters, Mercantile’s General Counsel should be consulted in advance of any such discussions.

7.             Protection and Proper Use of Company Assets. The Company’s assets, such as information, records, materials, supplies, time, intellectual property, software, hardware, and facilities, among other property, are valuable resources owned, licensed, or otherwise belonging to the Company. You are expected to treat the Company’s property with care and should not remove it from Company premises without a supervisor’s approval. The Company’s property should only be used for legitimate business purposes. Any work product of an employee is the property of the Company if it is the result of work performed while at work or with Company property.

D.            CONFIDENTIAL AND PROPRIETARY INFORMATION

You have an obligation to maintain the confidentiality of information entrusted to you by the Company, its business partners, suppliers, customers or others related to the Company ‘s business. Confidential or proprietary information may not be disclosed to others except when disclosure is authorized by Mercantile or legally required.

1.             What Constitutes Confidential Information? All oral and written communications relating to the Company, or its customers, suppliers, shareholders and other employees of the Company, which you acquire during the scope of your employment and which is not otherwise available to the general public constitutes confidential information. This includes not only information you acquire from third parties but also any work-product you generate as an officer, director or employee of the Company including, for example, customer and prospect lists, and computer programs. You should assume that any such work-product or materials are confidential information subject to the policies and restrictions on use and disclosure outlined in this Code.

2.             What Constitutes Proprietary Information? Certain types of information may not be confidential but may still be proprietary property of the Company. You acknowledge that while employed by the Company all work-product that you produce within the scope of your employment is and shall remain the sole and exclusive property of the Company. Even though information such as customer and prospect names, presentation materials, marketing materials, product information, business methods of processes may otherwise be available to the general public, it remains the Company’s property and individual employees shall have no personal rights to such information or products either during or after employment with the Company.

3.             Customer/Supplier Information. You also have an obligation to keep confidential any information acquired with respect to present, past or prospective customers, suppliers, shareholders and other employees of the Company. Any such information shall be used solely for banking or corporate purposes and shall under no circumstances be revealed to unauthorized persons, whether within or outside of the Company.

4.             Data Security. It is the policy of the Company to protect its systems and data by controlling access to such systems and data. You acknowledge that the Company ‘s data processing systems, network (including e-mail) and all data thereon are private and confidential property of the Company, and you may only access or update the systems and data according to the authority given you. Any unauthorized access, update or use of the Company’s systems or data is strictly prohibited. Furthermore, you acknowledge your responsibility to protect the integrity of all systems and data for which you are authorized to access or update, and you will only divulge information related to such systems or data to those having an authorized business requirement. You will not compromise access to such systems or data by communicating your identification and/or password to anyone.

We expect you to report all violations or suspected violations of this policy immediately by calling the Company ‘s EthicsLine at 1-866-850-1519.

5.             Information Disclosure Policy; Insider Trading Policy. You are required to follow Mercantile’s Information Disclosure Policy which deals with the handling of information about Mercantile and the companies with which it transacts business, as well as Mercantile’s Insider Trading Policy which deals with trading in stock or other securities issued by Mercantile or companies with which it transacts business.

6.             Records Retention. You are expected to become familiar with the Company ‘s policies regarding records retention and to strictly adhere to those procedures as outlined in the policies.

E.             VIOLATIONS OF THE CODE OF BUSINESS CONDUCT AND ETHICS

1.             Your Duty to Report. You have a duty to adhere to this Code of Business Conduct and Ethics and all other existing company policies and to report to the Company any suspected violations by yourself or any other employee, officer or director of the Company. You should report violations of this Code by calling Mercantile’s EthicsLine at 1-866-850-1519. Your report will be dealt with anonymously and confidentially.

2.             Investigations.  The responsibility for administering the Code, investigating alleged violations and determining corrective and disciplinary action rests with various groups within Mercantile.  The Nominating and Corporate Governance Committee of the Board of Directors is responsible for maintaining and updating the Code, subject to approval by the Board of Directors.  Human Resources, Legal, Internal Audit, and other relevant departments throughout the Company work together as appropriate to promptly handle investigations and recommend corrective and disciplinary actions.  Depending on the circumstances, in some cases senior managers and other officers will be involved to consider and determine the appropriate corrective or disciplinary action.  Human Resources and Legal will periodically report Code violations and the corrective actions taken to the Audit Committee of Mercantile’s Board of Directors.  In some cases, the Mercantile’s Audit Committee or its full Board of Directors will be responsible to conduct the investigation and determine the actions to be taken.

3.             Discipline.  the Company strives to impose discipline for each Code violation that fits the nature and particular facts of the violation.  We generally will issue warnings or reprimands for less significant, first-time offenses.  Violations of a more serious nature may result in an action such as suspension without pay, demotion, or reduction of compensation.  Termination of employment generally is reserved for conduct such as illegal acts or other violations amounting to a breach of trust, or for cases where a person has engaged in multiple violations. Termination may also be appropriate for ethical violations if the employee has had appropriate training and consciously chose to pursue unethical behavior.  the Company reserves the right, however, to terminate employment for any violation determined by the Company in its sole discretion to be serious enough to warrant such an action. Violations of the Code are not the only basis for disciplinary action.  the Company has additional guidelines and procedures governing conduct, and violations of those guidelines and procedures may also result in corrective or disciplinary action.

4.             Protections for Employees who Report.  Our commitment to promoting the highest ethical standards includes a responsibility to foster an environment that allows our employees to report violations without the fear of retaliation or retribution.  You will not be disciplined, lose your job, or be retaliated against in any other way for asking questions or voicing concerns about our legal or ethical obligations, as long as you are acting in good faith.  “Good faith” does not mean that you have to be right—but it does mean that you believe that you are providing truthful information.  The important thing is that you bring your question or concern to the Company’s attention through one of the available channels.

Our employees must never be discouraged from using any available channel within the organization.  Even simple questioning of a person reporting a violation can lead to unintentional retaliation, as it may make that person feel that he or she did something wrong by choosing one method over another.  Any person reporting a violation under this Code must be able to choose whichever method they are most comfortable with to communicate their concern to the Company.

Any employee who retaliates against another employee for reporting known or suspected violations of our legal or ethical obligations will be in violation of the Code and subject to disciplinary action, up to and including dismissal.  Retaliation may also be a violation of the law, and as such, could subject both the individual offender and the Company to legal liability.

5.             How to Suggest Changes to the Code of Business Conduct and Ethics.  When you have any suggestions for changes in the Code, please submit them promptly, while they are fresh in your mind.  You may submit your comments in any form you desire via internal mail to Mercantile’s General Counsel or its Director of Human Resources.

6.             Questions? Whenever you have a question as to whether this Code is applicable to a particular situation, employees are encouraged to refer the matter to their Director of Human Resources or to Mercantile’s General Counsel.

F.             WAIVERS AND AMENDMENTS

Any waivers of this Code for executive officers or directors may be made only by the Board of Directors of Mercantile upon the recommendation of its Audit Committee and must be promptly disclosed to the public as required by applicable laws and NASDAQ (or other securities market) listing requirements.

It may be appropriate for a provision of the Code to be waived in a particular circumstance for an employee other than an executive officer.  Any employee seeking a waiver should speak to his or her supervisor, who will likely need to confer with Mercantile’s Director of Human Resources, its General Counsel, or other executives before granting a waiver.

Any amendment to a provision of the Code that applies to Executive Officers of Mercantile will be made only by Mercantile’s Board of Directors and will be disclosed in accordance with SEC and NASDAQ requirements.  Other amendments may be made with or without approval of Mercantile’s Board of Directors as determined to be appropriate under the circumstances.

ACKNOWLEDGMENT

(to be executed annually)

I hereby acknowledge that I have read and am familiar with, understand and agree to conduct myself in the scope of my employment in accordance with the Mercantile Bankshares Corporation Code of Business Conduct and Ethics.

I further agree that it is my responsibility to promote compliance with the policies and guidelines set forth in the Mercantile Bankshares Corporation Code of Business Conduct and Ethics and to report violations of the same.

WITNESS:

Signature:

Print Name:

Employer:

Date: